EXHIBIT 10.7

                  The securities represented by this Warrant have not been registered under the Securities Act of 1933, and thus may not be transferred unless registered under that Act or unless an exemption from registration is available.

                                        Warrant dated July 17, 2001, to purchase
                                        33,334 Shares of Common Stock on or
                                        before July 17, 2006.

                             STOCK PURCHASE WARRANT
                           TO PURCHASE COMMON STOCK OF
                           CTI INDUSTRIES CORPORATION

      This certifies that, for value received, Stephen M. Merrick, or his assigns, is entitled to subscribe for and purchase from CTI INDUSTRIES CORPORATION, a Delaware corporation (hereinafter called the "Company"), at a price of $1.78 per share (subject to adjustment as set forth in paragraph 3 below) and at any time after the date hereof to and including July 17, 2006, 33,334 (subject to adjustment as set forth in paragraph 3 below) fully paid and non-assessable shares of the Company's common stock, par value $.195 per share (hereinafter referred to as the "Common Stock").

      This Warrant is subject to the following provisions, terms and conditions:

      1. Exercise; Issuance of Certificates; Payment for Shares. The rights represented by this Warrant may be exercised by the holder hereof at any time within the period specified above, in whole or in part (but not as to a fractional share of Common Stock), by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company (or such other office of the Company as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Company) (a) specifying the number of shares of Common Stock being purchased and (b) accompanied by a check payable to the Company for the purchase price for such shares. The Company agrees that the shares so purchased shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Certificates for the shares so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding ten days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant of like tenor, representing the right to purchase the number of shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be delivered to the holder hereof within such time.

      2. Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees:

            (a) that all shares of Common Stock which may be issued upon exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof;

            (b) without limiting the generality of the foregoing, that the Company will from time to time take all such action as may be required to assure that the par value, if any, per share of Common Stock is at all times equal to or less than the then effective Warrant Purchase Price (as hereinafter defined) per share of Common Stock issuable pursuant to this Warrant;

            (c) that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the full exercise of the rights represented by this Warrant;

            (d) that the Company will take all such action as may be necessary to assure that the Common Stock issuable upon the exercise hereof may be so issued without violation of any applicable law or regulation; and

            (e) that the Company will not take any action which would result in any adjustment of the Warrant Purchase Price if (i) the total number of shares of Common Stock issuable after such action upon exercise of this Warrant, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all Options (as hereinafter defined) and upon conversion of all Convertible Securities (as hereinafter defined) then outstanding, would exceed (ii) the total number of shares of Common Stock then authorized by the Company's Articles of Incorporation (all such issued and issuable Common Stock being called the "Potentially Outstanding Common Stock").

In the event any stock or securities of the Company other than Common Stock are issuable upon the exercise hereof, the Company will take or refrain from taking any action referred to in clauses (a) through (e) of this paragraph 2 as though such clauses apply, equally, to such other stock or securities then issuable upon the exercise hereof.

      3. Warrant Purchase Price. The provisions set forth in paragraphs 1 and 2 above are, however, subject to the following:

            3.1 Adjustment of Warrant Purchase Price; Resulting Adjustment of Number of Purchasable Shares. The initial Warrant Purchase Price of $1.78 per share of Common


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

      Stock shall be subject to adjustment from time to time as hereinafter provided (such price or such price as last adjusted pursuant to the terms hereof, as the case may be, is herein called the "Warrant Purchase Price"). Upon each adjustment of the Warrant Purchase Price, the holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Purchase Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Warrant Purchase Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Purchase Price resulting from such adjustment.

            3.2 Adjustment of Warrant Purchase Price Upon Issuance of Stock. If and whenever after the date hereof the Company shall issue or sell any shares of its Common Stock for a consideration per share less than the Warrant Purchase Price in effect immediately prior to the time of such issue or sale (except if such issue or sale shall be made pursuant to the exercise of Options or Convertible Securities, as defined below, outstanding on the date hereof), then, forthwith upon such issue or sale, the Warrant Purchase Price shall be reduced to the price, calculated to the nearest cent, determined by dividing (a) the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Warrant Purchase Price and (ii) the consideration, if any, received by the Company upon such issue or sale, by
      (b) the total number of shares of Common Stock outstanding immediately after such issue or sale. No adjustment of the Warrant Purchase Price, however, shall be made in an amount less than $0.01 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with all adjustments so carried forward shall amount to $0.01 per share or more.

            For purposes of this paragraph 3.2, the following paragraphs 3.3 to 3.15, inclusive, subject to the exception set forth above, shall also be applicable:

            3.3 Issuance of Rights or Options. In case at any time the Company shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined as provided in the following sentence) shall be less than the Warrant Purchase Price in effect immediately prior to the time of granting of such Options, then the maximum number of shares of Common Stock issuable upon the exercise of all such Option or upon conversion or exchange of the total maximum amount of such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the granting of such Options and thereafter shall be deemed to be outstanding. The price per share for which Common Stock is issuable, as referred to in the preceding sentence, shall be determined by dividing (a) the sum of (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus (ii) the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (iii) in the case of all such Options that relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of all such Convertible Securities (to the extent not counted under the immediately preceding clause (ii) and upon the conversion or exchange of all such Convertible Securities into Common Stock, by (b) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities. The consideration received or receivable by the Company shall in each case be determined in accordance with paragraph 3.7 below. Except a otherwise provided in paragraph 3.5 below, no adjustment of the Warrant Purchase Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

            3.4 Issuance of Convertible Securities. In case the Company shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined as provided in the following sentence) shall be less than the Warrant Purchase Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in paragraph 3.5 below, no adjustment of the Warrant Purchase Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Warrant Purchase Price have been or are to be made pursuant to other provisions of this paragraph 3, no further adjustment of the Warrant Purchase Price shall be made by reason of such issue or sale. The price per share for which Common Stock is issuable, as referred to in the preceding sentence, shall be determined by dividing (i) the sum of (A) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus (B) the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange of such Convertible Securities into Common Stock, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities. The consideration received or receivable by the Company shall in each case be determined in accordance with paragraph 3.7 below.

            3.5 Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in paragraph 3.3 above and still outstanding, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in paragraph 3.3 or 3.4 above and still outstanding, or the rate at which any such Convertible Securities are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution), the Warrant Purchase Price in effect at the time of such event shall forthwith be readjusted to the Warrant Purchase Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration, or conversion rate, as the case may be, at the time initially granted, issued, or sold. On the expiration of any Option referred to in paragraph 3.3 above prior to the exercise thereof or the termination of any right to convert or exchange any Convertible Securities referred to in paragraph 3.3 or 3.4 above prior to the exercise of such right, the Warrant Purchase Price then in effect hereunder shall forthwith be increased to the Warrant Purchase Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding for the purposes of any calculation under paragraph 3.3 or 3.4 above.

            3.6 Determination of Consideration Upon Dividend or Other Distribution. In case the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock, Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

            3.7 Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any reasonable underwriting commissions or concessions paid or allowed by the Company (or deducted from amounts received by the Company) in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined reasonably and in good faith by the Board of Directors of the Company, without deduction of any expenses incurred or any reasonable underwriting commissions or concessions paid or allowed by the Company (or deducted from amounts received by the Company) in connection therewith. The amount of consideration deemed to be received by the Company pursuant to issuance and/or sale, pursuant to an established compensation plan of the Company, to directors, officers or employees of the Company or any subsidiary of the Company in connection with their employment of shares of Common stock, Options or Convertible Securities, shall be increased by the amount of any tax benefit realized by the Company as a result of such issuance and/or sale, the amount of such tax benefit being the amount by which the federal and/or state income or other tax liability of the Company shall be reduced by reason of any deduction or credit in respect of such issuance and/or sale. In case any Common Stock, Options or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Company shall be changed into or exchanged for the stock or other securities of another corporation), the amount of consideration received therefor shall be deemed to be the fair value as determined reasonably and in good faith by the Board of Directors of the Company of such portion of the assets and business of the non-surviving corporation as such Board may determined to be attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Company shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities of the other corporation, and if such calculation results in adjustment of the Warrant Purchase Price, the determination of the number of shares of Common Stock issuable upon exercise of the Warrants immediately prior to such merger, consolidation or sale, for purposes of paragraph 3.13 below, shall be made after giving effect to such adjustment of the Warrant Purchase Price. In case any shares of Common Stock shall be issued (or issuable) pursuant to any Options for the purchase of the same, the consideration deemed to be received (or receivable) therefor shall be deemed to be the total amount, if any, received (or total minimum amount receivable) by the Company as consideration for the granting of such Options, plus the aggregate amount of additional consideration paid (or minimum amount payable) to the Company upon the exercise of such Options. In case any shares of Common Stock shall be issued (or issuable) upon the conversion or exchange of any Convertible Securities, the consideration deemed to be received (or receivable) therefor shall be deemed to be the total amount received (or total minimum amount receivable) by the Company as consideration for the granting of any Options to subscribe to or purchase such Convertible Securities, plus the total amount of additional consideration paid (or minimum amount payable) to the Company as consideration for the issue or sale of such Convertible Securities, plus the total amount of additional consideration, if any, paid (or minimum amount payable) to the Company upon the conversion or exchange thereof.

            3.8 Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution.

            3.9 Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common stock for the purposes of this paragraph 3.

            3.10 Liquidating Dividends. The Company will not declare a dividend upon Common Stock payable otherwise than out of consolidated earnings or consolidated earned surplus, determined in accordance with generally accepted accounting principles, including the making of appropriate deductions for minority interests, if any, in subsidiaries, and otherwise than in Common Stock, unless the holder of this Warrant shall have consented to such dividend in writing.

            3.11 Subdivision or Combination of Stock. In case at any time the Company shall in any manner subdivide its outstanding shares of Common stock into a greater number of shares or combine such shares of Common Stock into a smaller number of shares, then the Warrant Purchase Price in effect immediately subsequent to such subdivision or combination shall be equal tot he product of (a) the Warrant Purchase Price in effect immediately prior to such subdivision or combination multiplied by (b) a fraction the numerator of which is the number of shares of Common Stock outstanding immediately prior to such subdivision or combination and the denominator of which is the number of shares of Common Stock outstanding immediately thereafter.

            3.12 Reorganization, Reclassification, Consolidation, Merger or Sale. If any reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of the Company's assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Warrant Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of the rights represented hereby (including an immediate adjustment, by reason of such consolidation or merger, of the Warrant Purchase Price to the value for the Common Stock reflected by the terms of such consolidation or merger if the value so reflected is less than the Warrant Purchase Price in effect immediately prior to such consolidation or merger). In the event of a merger or consolidation of the Company with or into another corporation as a result of which the number of shares of common stock of the surviving corporation greater or lesser than the number of shares of Common Stock of the Company outstanding immediately prior to such merger or consolidation are issuable to holders of Common Stock of the Company, then the Warrant Purchase Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Company. The Company shall not effect any such consolidation, merger, or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger of the corporation into or for the securities of which the previously outstanding stock of the Company shall be exchanged in connection with such consolidation or merger, or the corporation purchasing such assets, as the case may be, shall assume, by written instrument executed and mailed or delivered to the holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase. If a purchase, tender, or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock of the Company, the Company shall not effect any consolidation, merger, or sale with the Person having made such offer or with any Affiliate of such Person unless, prior to the consummation of such consolidation, merger, or sale, the holder of this Warrant shall have been given a reasonable opportunity to then elect to receive either the stock, securities, or assets then issuable upon the exercise of this Warrant. As used herein, the term "Person" shall mean and include an individual, a partnership, a corporation, a trust, a joint venture, an unincorporated organization, and a government or any department or agency thereof, and an "Affiliate" of any controlling, controlled by, or under direct or indirect common control with, such other Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract, or otherwise. The provisions of this paragraph
      3.12 governing the substitution of another corporation for the Company shall similarly apply to successive instances in which the corporation then deemed to be the Company hereunder shall either sell all or substantially all of its properties and assets to any other corporation, shall consolidate with or merge into any other corporation, or shall be the surviving corporation of the merger into it of any other corporation as a result of which the holders of any of its stock or other securities shall be deemed to have become the holders of, or shall become entitled to, the stock or other securities of any corporation other than the corporation at the time deemed to be the Company hereunder.

            3.13 Duty to Make Fair Adjustments in Certain Cases. If any event occurs as to which, in the opinion of the Board of Directors of the Company, the other provisions of this paragraph 3 are not strictly applicable or, if strictly applicable, would not fairly protect the purchase rights of this Warrant in accordance with the essential intent and principles hereof, the Board of Directors shall make such adjustments in the Warrant Purchase Price as it deems necessary to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Warrant Purchase Price as otherwise determined pursuant to this paragraph 3.

            3.14 Notice of Adjustment. The Company shall give to the holder of this Warrant prompt written notice of every adjustment of the Warrant Purchase Price, by first class mail, postage prepaid, addressed to the address of such holder as shown on the books of the Company, which notice shall state the Warrant Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation was based.

            3.15 Other Notices. In case at any time:

                  (a) the Company shall declare any cash dividend upon its
            Common Stock payable at a rate in excess of the rate of the last cash dividend theretofore paid;

                  (b) the Company shall declare any dividend upon its Common
            Stock payable in stock or make any special dividend or other distribution (other than regular cash dividends) to the holders of its Common Stock;

                  (c) the Company shall offer for subscription to the holders of any of its Common Stock any additional shares of stock of any class or other rights;

                  (d) there shall be any capital reorganization of the Company or any reclassification of its capital stock or any consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

                  (e) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

      then, in any one or more of such cases, the Company shall give, by first class mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company, (i) at least 20 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days prior written notice of the date when the same shall take place. Any notice required by clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and any notice required by clause
      (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

      4. Issue Tax. The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder of this Warrant for any issuance tax in respect thereof.

      5. Closing of Books. The Company will at no time close its transfer books against the transfer of this Warrant or of any shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

      6. No Voting Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

      7. Warrants Transferable. Subject to the restrictions referred to in the legend set forth on the face of this Warrant, this Warrant and all rights hereunder are transferable to any person, in whole or in part, without charge to the holder hereof, at the office of the Company referred to in paragraph 1 above, by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding. Until such transfer on such books, however, the Company may treat the registered holder hereof as the owner for all purposes.

      8. Transfer to Comply With the Securities Act of 1933.

            (a) All securities issued or issuable upon exercise of this Warrant, may not be offered, sold or transferred, in whole or in part, except in compliance with the Securities Act of 1933, as amended (the "Act"), and except in compliance with all applicable state securities statutes.

            (b) The Company may cause the following legend, or its equivalent, to be set forth on each certificate representing any security issued or issuable upon exercise of this Warrant to the extent such Common Stock has not been registered for sale by the Company.

            "The shares represented by this Certificate have not been registered under the Securities Act of 1933 ("the Act") and are 'restricted securities' as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

      9. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon its surrender by the holder hereof at the office of the Company referred to in paragraph 1 above, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of Shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder hereof at the time of such surrender.

      10. Descriptive Headings and Governing Law. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience of reference only and do not constitute a part of this Warrant. This Warrant is being delivered and is intended to be performed in the State of Illinois and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of such State.

      11. Certain Covenants of the Company. So long as this Warrant remains outstanding, in whole or in part, the Company will, unless the holder of this Warrant otherwise consents in writing:

            (a) within 60 days after the end of each of the first three quarterly fiscal periods in each fiscal year of the Company, deliver to the holder of this Warrant (i) a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such period, and (ii) consolidated statements of income and of surplus of the Company and its subsidiaries, if any, for such period and (in the case of the second and third such quarterly periods) for the period from the beginning of the current fiscal year to the end of such quarterly period, setting forth in each case in comparative form the consolidated figures for the corresponding periods of the previous fiscal year, all in reasonable detail and certified as prepared in accordance with generally accepted accounting principles consistently applied, subject to exchanges resulting from year-end audit adjustments, by the principal financial officer of the Company; and

            (b) within 90 days after the end of each fiscal year of the Company, deliver to the holder of this Warrant (i) a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such year, and
      (ii) consolidated statements of income and of surplus of the Company and its subsidiaries, if any, for such year, setting forth in each case in comparative form the consolidated figures for the previous fiscal year, all in reasonable detail and accompanied by an opinion thereon of independent public accountants, which opinion shall state that such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied and that the audit by such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards; and

            (c) as soon as practicable, notify the holder of this Warrant in writing of any potentially material adverse development concerning the Company; and permit such holder of his representative to examine the books and records of the company at any time during regular business hours and make copies of any portions thereof desired to be copied by such holder or his representative.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officers under its corporate seal and this Warrant to be dated this 17th day of July, 2001

                                        CTI INDUSTRIES CORPORATION


                                        By: /s/ Howard W. Schwan
                                            ------------------------------------
                                                 President

(CORPORATE SEAL)

Attest:


/s/ Stephen M. Merrick
-----------------------------
Secretary


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

                             SUBSCRIPTION AGREEMENT

                                        Dated: ______________, 200_

To:   CTI Industries Corporation
      22160 N. Pepper Road
      Barrington, Illinois

      The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to subscribe for and purchase shares of the Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant.


                                        Signature_______________________________

                                        Address_________________________________

                                        ________________________________________

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common stock set forth below, unto:

Name of Assignee                Address                 Number of Shares
----------------                -------                 ----------------

Dated: __________________, 200_


                                        Signature_______________________________

                                        Witness_________________________________


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